SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 27, 2004
(Date of earliest event reported)

Commission File No.:  333-104283-08



                          Morgan Stanley Capital I Inc.
             (Exact name of registrant as specified in its charter)


                   Delaware                               13-3291626
----------------------------------------------  --------------------------------
(State or Other Jurisdiction of Incorporation)  (I.R.S. Employer Identification
                                                             No.)


      1585 Broadway, New York, New York                      10036
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   (Address of Principal Executive Office)                (Zip Code)


                                 (212) 761-4000
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              (Registrant's telephone number, including area code)


ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On May 27, 2004, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-IQ7 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, Inc., as general special servicer, NCB, FSB, as NCB master servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-three classes identified as "Class A-1 Certificates," "Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class X-1 Certificates," "Class X-Y Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 128 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on May 1, 2004, an aggregate principal balance of $863,020,894 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $86,000,000. The Class A-2 Certificates have an initial Certificate Balance of $70,000,000. The Class A-3 Certificates have an initial Certificate Balance of $53,000,000. The Class A-4 Certificates have an initial Certificate Balance of $550,458,000. The Class B Certificates have an initial Certificate Balance of $29,127,000. The Class C Certificates have an initial Certificate Balance of $22,654,000. The Class D Certificates have an initial Certificate Balance of $6,752,000. The Class X-1 Certificates have an initial Notional Amount of $863,020,894. The Class X-Y Certificates have an initial Notional Amount of $73,082,891. The Class E Certificates have an initial Certificate Balance of $9,430,000. The Class F Certificates have an initial Certificate Balance of $5,394,000. The Class G Certificates have an initial Certificate Balance of $4,315,000. The Class H Certificates have an initial Certificate Balance of $5,394,000. The Class J Certificates have an initial Certificate Balance of $4,315,000. The Class K Certificates have an initial Certificate Balance of $2,157,000. The Class L Certificates have an initial Certificate Balance of $2,158,000. The Class M Certificates have an initial Certificate Balance of $2,157,000. The Class N Certificates have an initial Certificate Balance of $2,158,000. The Class O Certificates have an initial Certificate Balance of $7,551,894. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      4.1 Pooling and Servicing Agreement, dated as of May 1, 2004, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, Inc., as general special servicer, NCB, FSB, as NCB master servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Warren H. Friend
                                          --------------------------------------
                                          Name:  Warren H. Friend
                                          Title: Vice President

Date:  June 14, 2004

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of May 1, 2004, among Morgan Stanley
                     Capital I Inc., as depositor, Wells
                     Fargo Bank, National Association, as
                     general master servicer, Midland Loan
                     Services, Inc., as general special
                     servicer, NCB, FSB, as NCB master
                     servicer, National Consumer Cooperative
                     Bank, as co-op special servicer,
                     LaSalle Bank National Association, as
                     trustee, paying agent and certificate
                     registrar and ABN AMRO Bank N.V., as
                     fiscal agent.